UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)      January 26, 1999
                                                           ----------------


                                 CLUBCORP, INC.
             (Exact name of registrant as specified in its charter)

   DELAWARE     33-89818, 33-96568, 333-08041, AND 333-57107    75-2626719
(State or other             (Commission                     (I.R.S. Employer
 jurisdiction of             File Numbers)                 Identification No.)
 incorporation)


        3030 LBJ FREEWAY, SUITE 700, DALLAS, TEXAS               75234
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (972) 243-6191

                   FORMER NAME:  CLUBCORP INTERNATIONAL, INC.
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On  January 26, 1999, ClubCorp, Inc. issued the press release attached herein as
Exhibit  99.1.

On February 11, 1999, ClubCorp, Inc. issued the press release attached herein as
Exhibit  99.2.





                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant:

CLUBCORP,  INC.


By:    /s/  James  P.  McCoy,  Jr.
       -----------------------------
       James  P.  McCoy,  Jr.
       Executive  Vice  President  and
       Chief  Financial  Officer
       (chief  accounting  officer)


Date:  February  17,  1999